Visa Inc. Fiscal Second Quarter 2008 Financial Results April 28, 2008 Exhibit 99.2

2 Q2 FY 2008 Earnings Release
Safe Harbor Reminder
• The following materials and management’s discussion of them may contain “forward-
looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements can be identified by the terms “anticipate,” “believe,” “continue,” “could,”
“estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “will”
and similar expressions which are intended to identify forward-looking statements.  In addition, any underlying assumptions are forward-looking statements.  Such forward-
looking statements include but are not limited to:  (i) statements regarding certain of
Visa’s goals and expectations with respect to earnings per share, revenue, operating margin and free cash flow and the growth rate in those items, as well as other measures of economic performance, and (ii) statements relating to the benefits of the 2007 reorganization and the 2008 initial public offering.
• By their nature, forward-looking statements: (i) speak only as of the date they are made,
(ii) are not guarantees of future performance or results and (iii) are subject to risks, uncertainties and assumptions that are difficult to predict or quantify.  Therefore, actual results could differ materially and adversely from those forward-looking statements as a result of a variety of factors, including all the risks discussed under the heading “Risk
Factors”
in our Prospectus dated March 18, 2008, filed with the U.S. Securities and
Exchange Commission pursuant to Rule 424(b)(4) on March 19, 2008.  You are cautioned not to place undue reliance on such statements, which speak only as of the date of this presentation.  Unless required to do so under U.S. federal securities laws or other applicable laws, we do not intend to update or revise any forward-looking statements.

3 Q2 FY 2008 Earnings Release
Strong Opening Quarter
• On an adjusted basis
– Quarterly net income of $401 million
– 48% increase in net income over 2007 period
– Earnings per share of $0.52 on a diluted basis
• Achieved significant year-over-year growth
– Payments volume of 19% to $681 billion
– Total volume of 21% to $1.1 trillion
• Operating revenues of $1.5 billion increased 22% over 2007 period
Note: Please see appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

4 Q2 FY 2008 Earnings Release
Legal Matters
• FAS 5 reserve for litigation provision of $285 million recorded for covered litigation
• Litigation escrow account established through the deposit of $3 billion in IPO proceeds, as directed by the litigation committee
• American Express settlement payment of $1.13 billion made in
March 2008, of which $185 million was provided by five co-
defendant banks and $945 million was funded by the litigation escrow

5 Q2 FY 2008 Earnings Release
Payments Volume & Processed Transactions
12.8% 28.5% 45
Canada
30.5% 44.1% 47
Latin America and Caribbean (LAC)
15.1% 8,800
Visa Inc.
YOY
Growth
Processed
Transactions
Quarter ended March 2008
40.1% 44.1% 18
Central Europe, Middle East &
Africa (CEMEA)
YOY Growth
18.5%
24.3%
12.4%
Nominal
USD
15.8% $681
Visa Inc.
19.6% 158
Asia Pacific
12.4% $413
United States
Constant
USD
Payments
Volume
Quarter ended December 2007
US$ in billions, transactions in millions

6 Q2 FY 2008 Earnings Release
Q2 FY 2008 Q1 FY 2008 Q2 FY 2007
Adj. Actual Adj. Actual Adj. Pro forma
Net Revenues 1,453 $             1,488 $             1,191 $
Total Operating Expenses 783                    757                    744
Operating Income 670                    731                    447
   Operating Margin 46.1% 49.1% 37.5%
Net Income 401 $                 443 $                 271 $
Adjusted EPS 0.52 $               0.56 $               NA
Fiscal Second Quarter 2008 - Financial Performance
Adjusted Basis
US$ in millions, excluding percentages and EPS data
Note: Please see appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

7 Q2 FY 2008 Earnings Release
Revenue Detail
US$ in millions
Q2 FY 2008 Q2 FY 2007 Percent
Actual Pro forma Change
   Service fees 792 $                 614 $                 29%
   Data processing fees 494                    370                    34%
   International transaction fees 379                    281                    35%
   Other revenue 126                    113                    12%
Gross revenues 1,791                1,378                30%
   Incentives (338)                   (187)                   81%
Net revenues 1,453 $             1,191 $             22%

8 Q2 FY 2008 Earnings Release
Expense Detail
Adjusted Basis
US$ in millions
Q2 FY 2008 Q2 FY 2007 Percent
Actual Pro forma Change
   Personnel 272 $                   269 $                   1%
   Network, EDP & communications 78                        69                        13%
   Advertising, marketing, and promotion 215                      182                      18%
   Professional and consulting fees 94                        102                      (8%)
   Depreciation and amortization 42                        37                        14%
   Administrative and other 75                        72                        4%
   Litigation provision 7                          13                        (46%)
Total adjusted operating expenses 783                      744                      5%
   Litigation provision 285                      -                      NM
   Restructuring 19                        36                        (47%)
   Purchase Amortization 17                        17                        -
Sub Total 321                      53
Total operating expenses (as reported) 1,104 $             797 $                 39%
Note: Restructuring contains both Personnel and Professional fees expenses associated with organizational changes.
Please see appendix for reconciliation of adjusted non-GAAP measures to the closest comparable GAAP measures.

9 Q2 FY 2008 Earnings Release
Balance Sheet
• Cash, cash equivalents, restricted cash and investment
securities available-for-sale of $8.0 billion during the fiscal second quarter
• Restricted cash for litigation escrow of $2.1 billion reflects the
$945 million March payment to American Express
• Capital expenditures during the fiscal second quarter were $166 million
• Goodwill increased by $1.1 billion during the fiscal second quarter
US$ in millions

10 Q2 FY 2008 Earnings Release
Financial metrics over the next three years
• Annual net revenue growth: 11-15%
• Annual adjusted operating margin
(adjusted earnings before interest and taxes): low 40 % range
• Annual adjusted diluted class A common
earnings per share growth: 20%+
• Annual free cash flow (cash flow from
operations plus cash reimbursements from
litigation escrow less capital spending): $1 billion +

Appendix – Reconciliation of Non-GAAP Measures

12 Q2 FY 2008 Earnings Release
Quarterly Results of Operations
Fiscal 2008
Quarter Ended
December 31,
2006 March 31, 2007 June 30, 2007
September 30,
2007
December 31,
2007
Actual
Operating Revenues
Service fees 577 $                  614 $                  661 $                  730 $                  732 $
Data processing fees 377                      370                      449                      463                      492
Volume and support incentives (136)                     (187)                     (175)                     (216)                     (250)
International transaction fees 247                      281                      311                      353                      381
Other revenues 108                      113                      119                      133                      133
           Total operating revenues 1,173                  1,191                  1,365                  1,463                  1,488
Operating Expenses
Personnel 273                      269                      293                      324                      283
Network, EDP, and communications 68                        69                        77                        80                        83
Advertising, marketing, and promotion 205                      182                      245                      443                      210
Professional and consulting fees 101                      136                      159                      157                      98
Depreciation and amortization 55                        54                        55                        63                        62
Administrative and other 76                        73                        94                        105                      74
Litigation provision 2                          13                        (1)                         2,638                  -
          Total operating expenses 780                      797                      921                      3,810                  810
Operating income (loss) 393                      394                      444                      (2,347)                 678
Other Income (Expense)
Equity in earnings of unconsolidated affiliates -                       -                       -                       -                       1
Interest expense (23)                       (24)                       (25)                       (24)                       (45)
Investment income, net 40                        36                        56                        65                        41
Other 8                          -                       8
         Total other income 17                        12                        39                        41                        5
Income (loss) before income taxes 410                      406                      483                      (2,306)                 683
Income tax expense (benefit) 161                      160                      184                      (652)                     259
Net income (loss) 249 $                  246 $                  299 $                  (1,654) $              424 $
Pro forma
(1)
Fiscal 2007 Quarter Ended
(1)  Visa Inc. had no operations prior to the reorganization on October 1, 2007. In order to provide insight into our operating results, the pro forma results of operations for the prior periods have been prepared for comparative purposes assuming that the reorganization had occurred on
October 1, 2006.
US$ in millions

13 Q2 FY 2008 Earnings Release
For theThree
Months Ended
For the Six
Months Ended
March 31, 2007 March 31, 2007
Operating Revenues
Service fees 614 $                          1,191 $
Data processing fees 370                             747
Volume and support incentives (187)                            (323)
International transaction fees 281                             529
Other revenues 113                             221
           Total operating revenues 1,191                          2,365
Operating Expenses
Personnel 269                             542
Network, EDP, and communications 69                               137
Advertising, marketing, and promotion 182                             387
Professional and consulting fees 136                             237
Depreciation and amortization 54                               109
Administrative and other 74                               150
Litigation provision 13                               15
          Total operating expenses 797                             1,577
Operating income 394                             788
Other Income (Expense)
Interest expense (24)                              (48)
Investment income, net 36                               76
         Total other income 12                               28
Income before income taxes and minority interest 406                             816
Income tax expense 160                             321
Net income 246 $                          495 $
(1)  Visa Inc. had no operations prior to the reorganization on October 1, 2007. In order to provide insight into our operating results, the pro forma results of operations for the prior periods have been prepared for comparative purposes assuming that the reorganization had occurred on
October 1, 2006. These pro forma statements of operations have been prepared in accordance with Statement of Financial
Accounting Standards No. 141, "Business Combinations."
Pro Forma Results of Operations
(1)
US$ in millions

14 Q2 FY 2008 Earnings Release
Adjusted Operating Income and Net Income
US$ in millions
For the Three Months
Ended
For the Six Months
Ended
Pro Forma For the
Three Months
Ended
March 31, 2008 March 31, 2008 March 31, 2007
Net income (as reported) 314 $                                 738 $                          246 $
Addback: Income tax expense 56 315 160
Net income before taxes and minority interest (as reported) 370 $                                 1,053 $                       406 $
Adjustments:
Covered litigation reserve
(1)
285 285 -
Restructuring
(2)
19 55 36
Asset step-up amortization
(3)
17 34 17
Adjustments to operating income 321 374 53
Interest accretion on American Express settlement
(4)
23 46 -
Investment income on IPO proceeds
(5)
(7) (7) -
Underwater contract (LIBOR Adjustment)
(6)
(28) (36) -
Adjustments to non-operating income (12) 3 -
Total Adjustments 309 377 53
Adjusted net income before tax 679 1,430 459
Adjusted income tax expense
(7)
(278) (586) (188)
Adjusted net income 401 $                                 844 $                          271 $
Operating income (as reported) 349 $                                 1,027 $                       394 $
Addback: Adjustments to operating income 321 374 53
Adjusted operting income 670 $                                 1,401 $                       447 $
Operating revenues (as reported) 1,453 $                              2,940 $                       1,191 $
Adjusted operating margin 46% 48% 38%
(1) Litigation expense recorded in the period related to the covered litigation. Settlements of, or judgments in, the covered litigation will be paid from the litigation escrow account.
(2) Restructuring costs, primarily severance in fiscal 2008, associated with workforce consolidation and elimination of overlapping functions.
(3) Non-cash amortization and depreciation of the incremental basis in technology and building assets acquired in the reorganization.
(4) Non-cash interest expense recorded on future payments to be made under the settlement agreement with American Express. These payments will be paid from the litigation escrow account.
(5) Investment income earned during the period on all IPO proceeds held, including amounts the Company intends to use in October 2008 to redeem all class C (series II)
common stock and a portion of the class C (series III) common stock held by Visa Europe.
(6) Other income recorded in the period as a result of a reduction in the Company's estimated liability under the Framework Agreement, which governs its relationship with
Visa Europe. This reduction was a result of lower LIBOR rates in the period. This liability will not continue after the October 2008 redemptions described above.
(7) Reflects a normalized tax rate of 41%.
Pro Forma For the
Six Months
Ended
March 31, 2007
1,191 $
321
1,512 $
-
47
34
81
-
-
-
-
81
1,593
(563)
940 $
788 $
81
869 $
2,365 $
37%
Total operating expenses (as reported) $                      1,577
Less: Adjustments to operating expenses (81)
Adjusted operating expenses
$                      1,496
$                      1,104
(321)
$                      783
$                      1,914
(374)
$                      1,540
$                      797
(53)
$                      744

15 Q2 FY 2008 Earnings Release
Weighted Avg. Class A Common Stock Outstanding
Used in the Calculation of Adjusted Diluted EPS
(1) For GAAP purposes, the number of class A common shares outstanding is weighted to reflect the issuance of 446,600,000 shares at the IPO date of March 19, 2008. In the calculation of the adjusted weighted average shares outstanding, these shares are assumed to have been issued at the beginning of each period presented.
(2) For GAAP purposes, the number of class B common shares outstanding is weighted to reflect the redemption of 154,738,487 shares on March 28, 2008 and the reduction of the conversion ratio applicable to remaining shares outstanding to 0.71 to 1. In the calculation of the adjusted weighted average shares outstanding, these shares are weighted to assume that the redemption and reduction in conversion ratio had occurred at the beginning of each period presented.
(3) For GAAP purposes, the number of class C (series I, II, III & IV) common shares is weighted to reflect the redemption of 159,657,751 shares of class C (series I) common stock on March 28, 2008, and the reclassification of all shares of class C (series II) common stock to temporary equity and 35,263,585 shares of class C (series III) common stock to liabilities on the IPO date of March 19, 2008.
Upon reclassification of the class C (series II) and class C (series III) common stock these shares are no longer convertible into shares of class A common stock.  In the calculation of adjusted weighted average shares outstanding, these shares are weighted to assume that the redemption and reclassifications occurred at the beginning of each period presented.
(4)  For GAAP purposes, the number of class A common shares outstanding is weighted to reflect the assumed issuance of class A common stock underlying stock options, restricted stock and restricted stock units to employees and directors at the IPO date of March 19, 2008, applying the treasury method. In the calculation of the adjusted weighted average shares outstanding, these shares are weighted to assume the issuance of these awards at the beginning of each period presented. The assumed number of shares underlying stock options assumed issued for adjusted non-GAAP purposes assumes the repurchase of shares at the share price on March 31, 2008 of $62.36.
For the Three
Months Ended
For the Six
Months Ended
March 31, 2008 March 31, 2008
Weighted Average Shares Outstanding - GAAP 778 762
Class A Shares
(1)
383 415
Class B Shares
(2)
(226) (238)
Class C Shares
(3)
(161) (165)
Class A Share Equivalents
(4)
5 5
1 17
Adjusted Weighted Average Shares Outstanding - Non GAAP 779 779
Share Adjustments
(in millions)

16 Q2 FY 2008 Earnings Release
For theThree
Months Ended
For the Six
Months Ended
March 31, 2008 March 31, 2008
Adjusted net income 401 $                      844 $
Adjusted weighted average number of diluted shares outstanding 779                         779
Adjusted diluted earnings per share 0.52 $                     1.08 $
(in millions, except per share data)
• Management believes the presentation of adjusted operating income and adjusted net income provides a clearer understanding of the one-time items related to the Company's reorganization and initial public offering. These measures also adjust for expenses related to covered litigation that will be funded by the litigation escrow account. These items have a significant impact on our financial results but are either non-recurring or have no operating cash impact.
• Recognizing that we have a very complex equity structure incorporating multiple classes and series of common stock, the Company has also presented adjusted diluted class A earnings per share calculated below based on adjusted net income and the adjusted weighted average number of shares outstanding in the periods presented. This non-GAAP financial measure has been presented to illustrate our per share results reflecting our capital structure after the redemption of all class C (series II) common stock and a portion of class C (series III) common stock, which the Company intends to redeem in October 2008. The class C (series II) common stock is classified as temporary equity and the class C (series III) common stock is classified as a liability on the Company's consolidated balance sheet at March 31,
2008. Management believes this non-GAAP presentation provides the reader with a clearer understanding of our per share results by excluding these shares to be redeemed and allocating adjusted net income only
to permanent equity.
Class A Common Stock
Adjusted Diluted Earnings per Share